UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54020	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L
Poway, California 92064

(Address of Principal Executive Offices)

____________________

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.	Regulation FD Disclosure

The Company reports from time to time highly visible product installations noted by stockholders or others. The Company has been advised that HyperSound™ has been installed in Japanese mobile operator Softbank Corporation’s Tokyo flagship retail store.

The Company believes that a combination of new pilot projects and product rollouts is building awareness, both domestically and internationally, for the Company's commercial directed audio solutions.

The Company disclaims any obligation to update or revise reports of or status of any reported product installations whether as a result of new information, future developments or otherwise.

The information under this Item 7.01 to this report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2013

Parametric Sound Corporation

By: /s/ James A. Barnes

James A. Barnes

Chief Financial Officer, Treasurer and Secretary